UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: November 18, 2003

(Date of earliest event reported)

INTERWOVEN, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11th Avenue, Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 774-2000

(Registrant’s telephone number, including area code)

EXPLANATORY NOTE

On November 26, 2003, Interwoven, Inc. (“Interwoven”) filed a Form 8-K to report its acquisition of iManage, Inc., a Delaware corporation (“iManage”). Pursuant to Item 7 of Form 8-K, Interwoven indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 to Form 8-K is filed to provide the required financial information.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

In response to paragraph (a) of Item 7 of Form 8-K:

•	the consolidated financial statements and financial statement schedule of iManage as of December 31, 2001 and 2002 and for each of the years in the three-year period ended December 31, 2002 are incorporated herein by reference to iManage’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 000- 28041), as filed with the Securities and Exchange Commission on March 26, 2003; and

•	the unaudited condensed consolidated financial statements of iManage as of September 30, 2003 and for the period ended September 30, 2003 are incorporated herein by reference to the consolidated financial statements that appear beginning on page 2 of iManage’s Quarterly Report on Form 10-Q for the period ended September 30, 2003 (File No. 000- 28041), as filed with the Securities and Exchange Commission on November 12, 2003.

(b)	Pro Forma Financial Information.

Pursuant to Instruction B.3. to Form 8-K, the pro forma financial statements required by paragraph (b) of Item 7 of Form 8-K are not included in this report because the information that would be contained in them is substantially the same as the information included in the unaudited pro forma condensed combined consolidated financial statements that appear beginning on page 112 of Interwoven’s Registration Statement on Form S-4 (Registration No. 333-108262) and related prospectus.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
2.01	Agreement and Plan of Merger, dated August 6, 2003, by and among the Registrant, Mahogany Acquisition Corporation and iManage, Inc. (Incorporated by reference to Exhibit 2.01 of the Registrant’s current report on Form 8-K with the Securities and Exchange Commission on August 8, 2003.)

4.01	Fourth Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 4.08 of the Registrant’s registration statement on Form S-8 (No. 333-110586) filed with the Securities and Exchange Commission on November 19, 2003.)

4.02	Form of Certificate for Registrant’s common stock. (Incorporated by reference to Exhibit 4.10 of the Registrant’s registration statement on Form S-8 (No. 333-110586) filed with the Securities and Exchange Commission on November 19, 2003.)

23.01	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.01*	Press Release dated November 18, 2003.

99.02*	Press Release dated November 18, 2003.

99.03*	Press Release dated November 18, 2003.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.
(Registrant)

Date: January 27, 2004	By:	/s/ David M. Allen
David M. Allen
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
23.01	Consent of PricewaterhouseCoopers LLP, Independent Accountants.